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EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Orbital Imaging Corporation:


         We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                    KPMG LLP



Washington, D.C.
February 24, 1999